Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Grand Canyon Education, Inc. (the “University”) for the quarter ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian E. Mueller, Chief Executive Officer, of the University, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the University.

Date: May 2, 2018

/s/ Brian E. Mueller
Brian E. Mueller
Chief Executive Officer (Principal Executive Officer)